EXHIBIT 10.47

         AMENDMENT dated June 25, 2002 TO INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of October 9, 1997 ("Original Seller Subordination Agreement"), among the Subordinated Lenders (as hereinafter defined), CPI Aerostructures Inc., a New York corporation (hereafter "Holdings" or "CPI"), Kolar, Inc., a Delaware corporation (hereafter the "Borrower" or "Kolar, Inc."), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent (together with its successors and assigns in such capacity, the "Administrative Agent") for the Senior Lenders.

                                    RECITALS

A. Holdings, the Borrower and the Administrative Agent heretofore entered into a Credit Agreement (the "Original Credit Agreement") dated as of October 9, 1997, pursuant to which Chase Manhattan Bank and Mellon Bank, N.A as Lenders ("Original Lenders") made certain term loans to Kolar, Inc., designated therein as "Tranche A Term Loans" and "Tranche B Term Loans" aggregating $10,375,000. Holdings is the guarantor of Borrower's obligations under the Tranche A and Tranche B Loans. As of the date hereof, the outstanding principal balance of the Tranche A Loan is $931,570 and the outstanding principal balance of the Tranche B Loan is $275,462.


B. As permitted under the Original Credit Agreement, the Original Lenders provided lines of credit ("Line of Credit Loans") to Holdings and Borrower, as co-borrowers, originally aggregating $1,000,000, and increasing to $1,700,000.

C. The Subordinated Obligations represented by the Seller Note (as defined in the Original Seller Subordination Agreement) are currently subordinated to the Tranche A and Tranche B Loans and to the Line of Credit Loans and pursuant to the Original Seller Subordination Agreement, all of the said Loans are secured pursuant to the Guarantee and Collateral Agreement made by Holdings, the Borrower in favor of the Administrative Agent dated as of October 9, 1997.

D. Certain terms of the Original Credit Agreement have previously been changed by certain amendments and waivers, pursuant to which, among other matters, the repayment terms applicable to the Tranche A and Tranche B Loans have been changed.

E. JPMorgan Chase Bank holds indebtedness of Borrower in the principal amount of $704,484.41 representing the net deficiency ("Deficiency Debt") arising from the sale by an affiliate of JPMorgan Chase Bank of certain equipment previously leased by said affiliate to Borrower.

F. The parties to the Original Credit Agreement have agreed to amend and restate the Original Credit Agreement, the purpose of such Amendment and Restatement being, among other matters:

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         1. to convert the existing Tranche A Loan and outstanding Line of
Credit Loans into a single Tranche A Loan aggregating $2,631,570 and having a maturity date of June 30, 2003, as to which Holdings shall be a direct co-Borrower with Kolar, Inc.; and

         2. to include the Deficiency Debt within the indebtedness of the Borrower covered by the Original Credit Agreement (as so amended and restated) and to convert the Deficiency Debt into a term loan having a maturity date of June 30, 2003 and designated in the Amended and Restated Credit Agreement as the "Tranche C Loan" having a security interest in all of the assets of Holdings and the Borrower, which Tranche C Loan shall be subordinated to the Tranche A and Tranche B Loans as to payment and as to such security interest, subject to the terms of this Agreement;.

G. The Subordinated Lenders have agreed that the Seller Note and the Subordinated Obligations shall continue to be subordinated and junior in right of payment to the Tranche A and Tranche B Loans and in addition shall be subordinated and junior in right of payment to the Tranche C Loan, and for such purpose are entering into this Amendment and are contemporaneously herewith executing an amended and restated Seller Note as defined below.

H. Capitalized term used herein, other than those defined or redefined below, shall have the meanings ascribed to them in the Original Subordination Agreement.

         NOW THEREFORE, in consideration of the agreement of the Senior Lenders, the Administrative Agent and the other parties to the Original Credit Agreement to execute deliver and perform the Amended and Restated Credit Agreement, and for other good and valuable consideration, the parties hereto hereby agree that the Original Seller Subordination Agreement shall be amended as follows:

         1.       Definitions.


         (a) The following definitions set forth in section 1(b) of the Original Seller Subordination Agreement shall be amended in their entirety to read as follows:

                  "KMI": Ralok, Inc., formerly known as Kolar Machine, Inc.

                  "Seller Note": the 8% Convertible Subordinated Promissory Note, dated October 9, 1997, issued by the Borrower to KMI, as amended and restated as of the date hereof (hereafter the "Amended and Restated Seller Note") together with any replacement thereof in whole or in part, in each case as amended, supplemented or otherwise modified from time to time hereafter.

                  "Senior Credit Agreement": the Credit Agreement, dated as of October 9, 1997, among Holdings, the Borrower, the Administrative Agent and the Lenders parties thereto from time to time, as such Credit Agreement has heretofore been amended and is being amended and restated in the Amended and Restated Credit Agreement executed and delivered as of the date hereof, and as the same may be further amended, supplemented or otherwise modified from time to time, together with any one or more successive increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement or Amended and Restated Credit Agreement (whether provided by the original Administrative Agent and Lenders under such Amended and Restated Credit Agreement or a successor Administrative Agent or other Lenders).

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                  "Subordinated Lender Pari Passu Share" as defined in Section
         2(f), as added by this Amendment..

                  "Senior Loans": the loans made by the Senior Lenders (or any of them) to Holdings or the Borrower in connection with the Senior Credit Agreement (including, for avoidance of doubt, the Tranche C
         Loan) or the Additional Senior Debt.

                  "Subordinated Loan Documents": the collective reference to the Seller Note, the Subordinated Guarantee, the Subordinated Security Documents and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof, all as the same have previously been amended, are being amended contemporaneously herewith or are hereafter amended with the consent of the Administrative Agent.

         (b) The following definitions are added:

                  This "Agreement" refers to the Original Seller Subordination Agreement, as previously amended, as amended by this amendment as it may hereafter be amended with the consent of the Administrative Agent.

                  "Original Seller Subordination Agreement" as defined in the Introduction to this Amendment.

                  "Restated Note" means the Amended and Restated Seller Note being executed by Ralok, Inc. contemporaneously herewith.

                  "Tranche C Lenders" means the Lender or Lenders under the Senior Credit Agreement holding all or a portion of the Tranche C Loan.

                  "Tranche C Loan" as defined in Recital E (2).

         (c) Definitions included in the Original Seller Subordination Agreement which are not specifically amended hereby shall continue to apply to the Original Seller Subordination Agreement as amended hereby.

         2.       Tranche C Subordination Modification in Certain Events

         (a) Section 2 of the Original Seller Subordination Agreement is modified by adding, at the end thereof, an additional subsection 2(f) which reads as follows:

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                  "(f) (i) Notwithstanding the forgoing, if, pursuant to the
         Seller Note, the maturity date of the Seller Note is extended to a date which is after September 28, 2005 (respectively, the "Trigger Extension" and the "Trigger Extension Date"), then any payments made to a Lender or the Administrative Agent in respect of the Tranche C Loan (the "Tranche C Payment") after the Trigger Extension Date, whether of principal or interest, shall be shared by the Tranche C Lenders with the Subordinated Lenders, pro rata in accordance with the respective aggregates of the principal and interest outstanding (A) pursuant to the Seller Note and (B) in respect of the Tranche C Loan on the date such Tranche C Payment is received. Any amount payable to the Subordinated Lenders pursuant to the preceding sentence is referred to as the "Subordinated Lender Pari Passu Share."

                           (ii) In order to give effect to the preceding paragraph, if a Trigger Extension occurs and any Tranche C Lender or the Administrative Agent receives a Tranche C Payment after the Trigger Extension Date, such Tranche C Lender or the Administrative Agent shall be deemed to have received such payment in trust for the Subordinated Lenders to the extent of the Subordinated Lender Pari Passu Share. The Tranche C Lender or the Administrative Agent, as the case may be, shall give the Subordinated Lenders written notice of such receipt within five (5) business days of such receipt and shall, within ten (1) business days of such receipt, pay over to the Subordinated Lenders Subordinated Lender Pari Passu Share. Notwithstanding the forgoing, the obligation of a Tranche C Lender or the Administrative Agent to pay over a Subordinated Lender Pari Passu Share to the Subordinated Lenders shall be subject to any obligation which may be imposed by law upon the Tranche C Lender or the Administrative Agent otherwise to dispose of a Tranche C Payment, including any obligation so imposed in accordance with any proceeding or obligation (including but not limited to a proceeding or obligation under the United States Bankruptcy Code) arising out of or in connection with an Insolvency Event.

         3.       Additional Provisions Concerning Subordination

         (a) Section 3(a) of the Original Seller Subordination Agreement is amended to read as follows:

                  "(1) all Senior Obligations shall be paid in full before any payment or distribution is made with respect to the Subordinated Obligations; provided, however, that the Subordinated Lender shall be entitled to payment of the Subordinated Lender Pari Passu Share under the circumstances described in Section 2(f)."

         (b) Section 3(c) of the Original Seller Subordination Agreement is amended to read as follows:

                  "(c) If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by any Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as expressly provided in Section 2(b), such Subordinated Lender forthwith shall deliver the same to the Administrative Agent for the account of the Senior Lenders, in the form received, duly indorsed to the Administrative Agent, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full; provided, however, that if the Tranche A and Tranche B Loans have been paid in full, the Subordinated Lenders shall be entitled to retain an amount equal to the Subordinated Lender Pari Passu Share with respect to payments made under the circumstances described in Section 2(f). Until so delivered, such payment or distribution shall be held in trust by such Subordinated Lender as the property of the Administrative Agent, for the account of the Senior Lenders, segregated from other funds and property held by such Subordinated Lenders."

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         4.       Rights in Collateral

         (a) Subsection 4(b)(2) of the Original Seller Subordination Agreement is amended to read as follows:

                  "(2) Second, to the payment in full of all Senior Obligations in such order as the Administrative Agent may elect in its sole discretion; provided, however, that if the Tranche A and Tranche B Loans have been paid in full, the Subordinated Lenders shall be entitled to payment of the Subordinated Lender Pari Passu Share with respect to payments made in respect of the Tranche C Loan under the circumstances described in Section 2(f)."

         5. Subrogation. Section 5 of the Original Seller Subordination Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing, if all of the Tranche A and Tranche B Loans have been paid in full and a Trigger Extension shall have occurred, the Subordinated Lenders shall be subrogated to the rights of the Senior Lenders (1) to the extent of the Subordinated Lender Pari Passu Share notwithstanding that the Tranche C Loan has not been paid in full, and (2) to the extent of the entire remaining amount due under the Seller Note after the Tranche C Loan has been paid in full.

         6.       Representations and Warranties.

         In order to induce the Administrative Agent and the Lenders to enter into this Amendment to the Original Seller Subordination Agreement, each of the Borrowers hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

         (a) (1) the Amended and Restated Seller Note has been issued to and accepted by it for good and valuable consideration, (2) the Amended and Restated Seller Note is held by such Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Lender, other than the interest of the Senior Lenders under the Original Seller Subordination Agreement as amended hereby, (3) the Amended and Restated Seller Note is payable solely and exclusively to such Subordinated Lender and to no other Person, and (4) the Seller Note as so amended constitutes the only evidence of the obligations evidenced thereby;

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         (b) such Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Amendment and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

         (c) this Amendment constitutes the legal, valid and binding obligations of such Subordinated Lender;

         (d) the execution, delivery and performance of this Amendment and the Amended and Restated Seller Note will not violate any provision of any law, rule or regulation or any contractual obligation of such Subordinated Lender and will not result in the creation or imposition of any lien on any of the properties or revenues of such Subordinated Lender pursuant to any law, rule or regulation affecting or any contractual obligation of such Subordinated Lender, except the interest of the Senior Lenders under this Agreement; and

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Amended and Restated Seller Note.

         7. No Representation by Administrative Agent. Neither the Administrative Agent nor any Senior Lender has made, and n one of them hereby or otherwise makes to the Subordinated Lenders, any representations or warranties, express, or implied, nor does the Administrative Agent or any Senior Lender assume any liability to any Subordinated Lender with respect to: (a) the financial or other condition of obligors in respect of the Senior Obligations or the Subordinated Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or
(c) Holdings' or the Borrower's title or right to transfer any collateral or security.

         8. Expenses. Holdings and the Borrower, jointly and severally, agree to pay or reimburse the Administrative Agent and each Senior Lender, upon demand, for all its costs and expenses in connection with the negotiation and execution of this Amendment and the Amended and Restated Seller Note.

         9. Notices. Section 19 of the Original Seller Subordination Agreement is amended to change addresses to which notices shall be given, as follows:

If the Administrative Agent:     JPMorgan Chase Bank
                                 395 North Service Road
                                 Suite 302
                                 Melville, New York 11747
                                 Attn: Relationship Manager -
                                 CPI Aerostructures, Inc.

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If to Holdings:                  CPI Aerostructures, Inc.
                                 200A Executive Drive
                                 Edgewood, NY 11717
                                 Attn: Edward J. Fred, President
                                 Fax:  (516) 586-5840

If to the Borrower:              Kolar, Inc.
                                 200A Executive Drive
                                 Edgewood, NY 11717
                                 Attn: Edward J. Fred, President
                                 Fax:  (516) 586-5840

If to the Subordinated Lender:   Ralok, Inc.
                                 c/o Daniel Liquori
                                 1001 Bay Road, #210C
                                 Vero Beach, Florida 32963

With a copy to:                  David Holstein
                                 Green & Seifter, Attorneys, PLLC.
                                 900 One Lincoln Center
                                 Syracuse, New York 13202
                                 Fax:( 315) 422-3549



         10. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Amendment signed by all the parties shall be lodged with the Administrative Agent.

         11. Integration. This Amendment to Original Seller Subordination Agreement represents the agreement of the Administrative Agent and the Senior Lenders and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Senior Lender or any Subordinated Lender relative to the subject matter hereof not reflected herein.



                             Signature Page Follows


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to Intercreditor and Subordination Agreement to be duly executed and delivered as of the day and year first above written.

                                 RALOK, INC.

                                 By:  /s/ Daniel Liguori
                                      ------------------
                                      Name:        Daniel Liguori
                                      Title:       President

                                 CPI AEROSTRUCTURES, INC.

                                 By: /s/ Edward J. Fred
                                     ------------------
                                      Name:        Edward J. Fred
                                      Title:       President

                                 KOLAR, INC.

                                 By: /s/ Edward J. Fred
                                    -------------------
                                      Name:        Edward J. Fred
                                      Title:       Executive Vice President

                                 JPMorgan Chase Bank, as Administrative Agent

                                 By:  /s/ Lucille McArdle
                                      -------------------
                                      Name:        Lucille McArdle
                                      Title:       Vice President


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